Exhibit 99.1

Tortoise Acquisition Corp. Announces Approval of Business Combination and Adjourns Special Meeting of Stockholders to September 30, 2020

NEW YORK, September 28, 2020 – Tortoise Acquisition Corp. (NYSE: SHLL) (“TortoiseCorp”) today announced that its stockholders voted to approve the proposed business combination between TortoiseCorp and Hyliion Inc. (“Hyliion”) and certain related proposals and that it has adjourned its virtual Special Meeting of Stockholders to September 30, 2020 at 1:00 p.m., Eastern time (the “Special Meeting”) to provide its shareholders additional time to vote on one of the ancillary proposals described in TortoiseCorp’s definitive proxy statement, dated September 8, 2020 (the “Proxy Statement”). To attend the reconvened virtual meeting, please visit https://www.cstproxy.com/tortoiseacquisitioncorp/sm2020.

TortoiseCorp urges its stockholders who have not voted to do so as soon as possible. TortoiseCorp received overwhelming support from stockholders for the proposed business combination with Hyliion. A sufficient number of votes to approve the business combination were received and TortoiseCorp expects to close the transaction on Thursday, October 1, 2020. However, TortoiseCorp values the input of all stockholders and has adjourned the Special Meeting to provide stockholders who have not voted with additional time to vote their shares on one of the ancillary proposals. If you have any questions regarding the Special Meeting or need assistance voting your shares, please contact TortoiseCorp’s proxy solicitor, Morrow Sodali LLC, by telephone at (800) 662-5200 or by email at SHLL.info@investor.morrowsodali.com.

In connection with the proposed business combination, TortoiseCorp filed the Proxy Statement with the U.S. Securities and Exchange Commission (the “SEC”) on September 8, 2020, and the Proxy Statement and proxy card were mailed shortly thereafter to stockholders of record as of the close of business on August 24, 2020. The Proxy Statement is available on the Investor Information section of TortoiseCorp’s website, as well as www.sec.gov. TortoiseCorp stockholders are encouraged to read the definitive proxy materials, including, among other things, the reasons for TortoiseCorp’s Board of Directors’ unanimous recommendation that stockholders vote “FOR” the business combination and the other stockholder proposals set forth in the proxy materials as well as the background of the process that led to the pending business combination with Hyliion.

About Tortoise Acquisition Corp.

Tortoise Acquisition Corp. (NYSE: SHLL) is a special purpose acquisition company formed for the purpose of effecting a merger, stock exchange, acquisition, reorganization or similar business combination with one or more businesses. Our strategy has been to combine with a company to take advantage of the global opportunities created by the energy transition including clean energy generation and storage, alternative fuels and transportation, technological advances and changes in energy policies.

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, regarding TortoiseCorp’s proposed acquisition of Hyliion and TortoiseCorp’s ability to consummate the transaction are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, TortoiseCorp disclaims any duty to update any forward looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. TortoiseCorp cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of TortoiseCorp. In addition, TortoiseCorp cautions you that the forward-looking statements contained in this press release are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against TortoiseCorp or Hyliion; (iii) the inability to complete the business combination due to the failure to obtain approval of the stockholders of TortoiseCorp, or other conditions to closing in the transaction agreement; (iv) the risk that the proposed business combination disrupts TortoiseCorp’s or Hyliion’s current plans and operations; (v) Hyliion’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of Hyliion to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) changes in applicable laws or regulations; and (viii) the possibility that Hyliion may be adversely affected by other economic, business and/or competitive factors. Should one or more of the risks or uncertainties described in this press release, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in TortoiseCorp’s periodic filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and its Quarterly Reports on Form 10-Q for the periods ended March 31, 2020 and June 30, 2020. TortoiseCorp's SEC filings are available publicly on the SEC’s website at www.sec.gov.

Investor Contact:

Morrow Sodali LLC

Donna Corso or Ryan Loveless

(800) 662-5200

(Banks and Brokers call collect at (203) 658-9400)

SHLL.info@investor.morrowsodali.com